2Q 2024 Earnings Conference Call July 25, 2024 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman and CEO Joi Harris – President and COO Dave Ruud – Executive Vice President and CFO Matt Krupinski – Director of Investor Relations

4 Continuing best-in-class engagement, health and safety of our employees ✓ Received Gallup Great Workplace Award for 12th consecutive year ✓ 2024 Best Employers award for excellence in health and well-being Addressing our customers’ most vital needs ✓ Continued improvement in reliability for our customers; achieving nearly 100% restoration in less than 48 hours for recent storms ✓ Focused on well-being of customers during extreme heat in June; distributed hundreds of fans to non-profit agencies, delivered nearly 100,000 bottles of water to 30 community partner agencies and provided wellness checks to our vulnerable customers Supporting our communities ✓ Named one of the most community-minded companies in the U.S. with Points of Light’s Civic 50 award for the 7th consecutive year ✓ Expanding the Energy Efficiency Academy to more partners in Detroit and the Grand Rapids area; 75% of program participants have secured full-time employment Delivering premium shareholder returns ✓ On track to deliver 2024 operating EPS1 guidance that provides 7% growth from 2023 original guidance midpoint • Solid financial strength and constructive regulatory environment allow us to continue to invest above our generated cash flows for improved reliability and cleaner generation ✓ Long-term operating EPS growth rate target of 6% - 8% through 2028 Highly engaged team committed to delivering best-in-class results for our stakeholders 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Achieving success across all businesses 5 ✓ Strong first half of 2024; on track to achieve full-year guidance and well-positioned for future growth ✓ Progressing toward constructive rate orders • DTE Electric rate case filing underpins customer-focused investments in system reliability, grid modernization and cleaner generation while managing customer affordability • DTE Gas rate case filing focuses on continued system reliability and reducing carbon emissions, with a continued focus on safety and affordability for customers ✓ Continued progress automating and rebuilding the electric grid ✓ Initiated construction of 220-megawatt battery energy storage center at site of former Trenton Channel power plant ✓ Continuing expansion of MIGreenPower voluntary renewables program ✓ Modernizing gas transmission system through continuation of main renewal program ✓ Advancing project development and growth at DTE Vantage • Placing an RNG and a large custom energy solutions project into commercial operation later this year

6 Economic development opportunities support long-term growth Economic development fuels Michigan’s growth • $4 billion General Motors investment to convert an assembly plant to produce full-size electric pickup trucks, creating 2,300 jobs • $2.5 billion Henry Ford Health, Detroit Pistons and Michigan State University investment in Detroit for hospital expansion, research facility and neighborhood redevelopment in Detroit’s New Center Area • $1.75 billion Ilitch Organization and University of Michigan investment for an innovation campus that will bring research and innovation firms together across Downtown Detroit • $1.7 billion LG Energy Solution investment to expand battery manufacturing facility, creating 1,200 jobs • $1 billion in federal funding to develop a new hydrogen production plant and a refueling center, creating 1,500 jobs • Maintaining strong collaboration on business development in Michigan to attract a range of customers, including data centers

Executing customer-focused capital investment plan while maintaining affordability

Investing in reliability and cleaner generation

- Modernizing electric grid: preparing for impacts of increased extreme weather events and increased demand
- Transitioning to cleaner generation: shifting generation from coal to renewables supported by cleaner natural gas and storage
- Renewing gas infrastructure: continuing gas main renewal to maintain long-term safety and reliability and reduce GHG emissions
- Continuing growth at DTE Vantage through strong development pipeline in RNG, large custom energy solutions and carbon capture and sequestration projects

Continued focus on customer affordability

- Distinctive continuous improvement culture drives cost management
- Shift from coal to renewables and natural gas drives fuel and O&M cost reductions
- Inflation Reduction Act supports transition to cleaner energy while supporting customer affordability goals
- Integrated Resource Plan reduces future costs to customers by up to $2.5 billion

5-year investment plan (2024 – 2028)
Investing 95% in utilities
(billions)


DTE Electric
$20
~$25 billion
DTE Gas
$3.7
DTE Vantage
$1.0 - $1.5

10-year investment plan of over $50 billion

Electric bill increase well below national average
Average annual residential bill growth since 2020[1]


1.2%
5.3%
6.5%
DTE Electric
Great Lakes average
National average

1. Source: Energy Information Administration (EIA)

DTE
7

Continued progress on improving reliability

Transitioning to a smarter grid

- More than 200 automated reclosers installed in 2023
- Targeting to automate entire system over the next five years
  - ✓ *Helps quickly locate and isolate outages to speed restoration*

Updating existing infrastructure

- New poles, cross arms, wire, transformers and other equipment
- Substation equipment updates
  - ✓ *Customers experience 80% reliability improvement after hardening is completed*

Rebuilding significant parts of the grid

- Converting 4.8 kV system to 13.2 kV
- Pursuing strategic undergrounding
- Focusing on neighborhoods across our service territory
  - ✓ *Customers experience 90% reliability improvement after rebuilding is completed*

Continuing enhanced tree-trimming

- Trimmed 40,000 miles across the system since 2015
- Goal is to be on a consistent 5-year tree-trim cycle by the end of 2025
  - ✓ *Trees account for over 50% of power outages*


DTE
897238
DTE
700 LBS

DTE
8

2Q 2024 operating earnings1 variance 9 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2023 2024 Variance Primary drivers DTE Electric $178 $279 $101 Rate implementation and warmer weather partially offset by higher rate base costs DTE Gas 24 12 (12) Warmer weather and higher rate base costs partially offset by IRM revenue DTE Vantage 26 14 (12) Timing and one-time items primarily in our custom energy solutions and steel-related businesses Energy Trading 36 31 (5) Physical gas portfolio performance Corporate & Other (58) (40) 18 Timing of taxes DTE Energy $206 $296 $90 Operating EPS $0.99 $1.43 $0.44 Avg. Shares Outstanding 206 207 (millions, except EPS)

Maintaining strong cash flows, balance sheet and credit profile 10 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Customer-focused capital investment plan is supported by consistent, healthy cash flows • Targeting minimal equity issuances of $0 - $100 million annually through 2026 • Effectively managing debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting 15% - 16% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

Increased utility investment focused on improved reliability and cleaner generation; well-positioned for long-term growth 11 ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Customer-focused capital investments support building the grid of the future and cleaner energy transition ✓ Economic development opportunities in our service territory support long- term growth ✓ Utility investment, coupled with customer affordability, supports long-term growth ✓ 2024 operating EPS1 guidance provides 7% growth from 2023 original guidance midpoint ✓ Strong balance sheet and solid investment-grade credit profile support capital investment plan 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings Operating EPS guidance midpoint $6.25 $6.69 2023 original guidance 2024 guidance

12 Appendix

Rate case underpins next step in our $9 billion grid reliability and $7 billion cleaner generation investment commitment while maintaining affordability

Committed to improve reliability...

- Creating a more reliable grid over the next five years, reducing power outages by 30% and cutting outage time in half by 2029
  - Accelerating the deployment of grid automation technology and rebuilding significant portions of aging grid
  - Upgrading existing infrastructure including stronger poles and fiberglass crossarms which can better withstand extreme weather
  - Continuing to trim trees around equipment and power lines; trees falling and damaging our equipment accounts for over 50% of customer outages

Targeting above industry median performance by 2029 for average system availability (%)


100.00
99.97
99.94
99.91
99.88
Investment plan
Base investment only
Baseline
2024
2025
2026
2027
2028
2029

...while transitioning to cleaner generation and keeping bill increases below national average

- Transitioning to cleaner generation and ending coal use in 2032 to reduce carbon emissions
  - Ceasing coal use at Belle River power plant in 2026; converting to a natural gas peaking resource
  - Retiring two coal units at Monroe power plant in 2028; retiring the remaining two units in 2032
  - Repurposing the former Trenton Channel power plant to a battery energy storage system; expected to be operational in 2026

DTE
13

Weather impact on sales Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas (GWh) YTD 2023 YTD 2024 % Change Residential 7,111 7,200 1.3% Commercial 9,177 9,305 1.4% Industrial 5,140 5,147 0.1% Other 100 97 (3.0%) 21,528 21,749 1.0% (millions) (per share) 2Q YTD 2Q YTD 2023 ($22) ($42) ($0.11) ($0.21) 2024 $16 ($9) $0.08 ($0.04) (millions) (per share) 2Q YTD 2Q YTD 2023 ($2) ($31) ($0.01) ($0.15) 2024 ($14) ($47) ($0.07) ($0.23) 2Q 2023 2Q 2024 % Change YTD 2023 YTD 2024 % Change Actuals 184 292 59% 184 292 59% Normal 252 253 0% 252 253 0% Deviation from normal (27%) 15% (27%) 15% 2Q 2023 2Q 2024 % Change YTD 2023 YTD 2024 % Change Actuals 741 560 (24%) 3,563 3,303 (7%) Normal 793 797 1% 4,028 4,033 0% Deviation from normal (7%) (30%) (12%) (18%) 1. DTE Electric 2023 weather normalized data based on 2007 – 2021 weather and 2024 weather normalized data based on 2008 – 2022 weather 2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 3. DTE Gas 2023 weather normalized data based on 2008 – 2022 weather and 2024 weather normalized data based on 2009 – 2023 weather 14

2024 operating EPS1 guidance midpoint provides 7% growth over 2023 original guidance midpoint 15 (millions, except EPS) 2024 guidance DTE Electric $1,100 - $1,120 DTE Gas 295 - 305 DTE Vantage 125 - 135 Energy Trading 30 - 40 Corporate & Other (195) - (185) DTE Energy $1,355 - $1,415 Operating EPS $6.54 - $6.83 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

2024 guidance DTE Electric Base infrastructure $630 New generation 1,200 Distribution infrastructure 1,550 $3,380 DTE Gas Base infrastructure $380 Gas renewal program 335 $715 Non-utility $550 - $650 Total $4,645 - $4,745 2024 guidance Cash from operations1 $3.3 Capital expenditures (4.7) Free cash flow ($1.4) Dividends (0.8) Other - Net cash ($2.2) Debt financing Issuances $4.3 Redemptions (2.1) Total debt financing $2.2 Cash flow and capital expenditures guidance 16 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

YTD 2023 YTD 2024 DTE Electric Base infrastructure $524 $422 New generation 230 515 Distribution infrastructure 750 778 $1,504 $1,715 DTE Gas Base infrastructure $174 $177 Gas renewal program 173 168 $347 $345 Non-utility $78 $451 Total $1,929 $2,511 YTD 2023 YTD 2024 Cash from operations1 $1.8 $1.8 Capital expenditures (1.9) (2.5) Free cash flow ($0.1) ($0.7) Dividends (0.4) (0.4) Other (0.1) (1.1) Net cash ($0.6) ($2.2) Debt financing Issuances $2.3 $3.0 Redemptions (1.7) (0.8) Total debt financing $0.6 $2.2 Cash flow and capital expenditures 17 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

2Q 2023 and 2Q 2024 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 18 Adjustments key A) One-time costs resulting from the voluntary separation incentive program - recorded in Operating Expenses - Operation and maintenance B) Gain on sale of equity investment – recorded in Other (Income) and Deductions C) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 19 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.